UNITED STATES
SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8 – K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 17, 2008
PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
01-12103 (Commission File Number)	64-0709834 (IRS Employer Identification No.)
152 Lameuse Street Biloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)
____________________________________________________ (Former Name or Former Addresss, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 2.02. Results of Operations and Financial Condition

On July 17, 2008, Peoples Financial Corporation issued a press release announcing its earnings for the second quarter of 2008.

Item 9.01. Financial Statements and Exhibits.

( c)	Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated July 17, 2008, headed “Peoples Financial Corporation Second Quarter Earnings Increase 4.2% Over Previous Period.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2008

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman Chevis C. Swetman Chairman, President and CEO